Intangible Assets	12 Months Ended
Dec. 31, 2019
Disclosure Of Intangible Assets [Abstract]
Intangible Assets

12.INTANGIBLE ASSETS

The carrying amounts of each class of intangible assets were as follows:

	December 31
	2018	2019
Licenses	$23,073,400	$—
Computer software	7,192	2,845
	$23,080,592	$2,845

For the year ended December 31, 2018

	Licenses	Computer Software	Total
Cost
Balance at January 1, 2018	$73,400	$40,175	$113,575
Additions	23,000,000	2,895	23,002,895
Balance at December 31, 2018	$23,073,400	$43,070	$23,116,470
Accumulated amortization
Balance at January 1, 2018	$—	$29,523	$29,523
Amortization expenses	—	6,355	6,355
Balance at December 31, 2018	$—	$35,878	$35,878
Carrying amounts at December 31, 2018, net	$23,073,400	$7,192	$23,080,592

For the year ended December 31, 2019

	Licenses	Computer Software	Total
Cost
Balance at January 1, 2019	$23,073,400	$43,070	$23,116,470
Additions	—	—	—
Balance at December 31, 2019	$23,073,400	$43,070	$23,116,470
Accumulated amortization
Balance at January 1, 2019	$—	$35,878	$35,878
Amortization expenses	—	4,347	4,347
Impairment losses recognized	23,073,400	—	23,073,400
Balance at December 31, 2019	$23,073,400	$40,225	$23,113,625
Carrying amounts at December 31, 2019, net	$—	$2,845	$2,845

The intangible assets, namely licenses, include the acquisitions in August 2016 of ASLAN005 from Exploit Technologies Pte Ltd. and in January 2018 of exclusive and worldwide rights to develop, manufacture and commercialize varlitinib from Array Biopharma Inc., respectively. The information related to these license agreements is further disclosed in Note 17.

As of December 31, 2018 and 2019, the aforementioned intangible assets were not amortized since they were not yet available for use. Instead they would be tested for impairment, by comparing the recoverable amounts with the carrying amounts, annually and whenever there is an indication that they may be impaired.

On July 5, 2019, the Company decided no further development plan on the licensed IP ASLAN005 from Exploit Technologies Pte Ltd. with written termination notice of Agreement for Research and Collaboration. As a result, the Company carried out a review of the recoverable amount of ASLAN005 and determined that the carrying amount $73,400 was fully impaired.

On November 11, 2019, the Company announced that the global pivotal clinical trial testing varlitinib in biliary tract cancer did not meet its primary endpoints. As a result, the Company decided to stop investing in the further development of varlitinib at this time and the estimated future cash flows expected to arise from the drug decreased. The Company carried out a review of the recoverable amount of varlitinib and determined that the carrying amount US$23 million was not recoverable.

The review led to the recognition of an impairment loss of $23 million. Though the Company may decide to conduct exploratory research in the future, no resources have been allocated for its development and there is no guarantee that resources will be allocated in the future.

The Company’s intangible assets have been tested for impairment at the end of the annual reporting period and the recoverable amount is determined based on the value in use. The value in use was calculated based on the cash flow forecast. For the years ended December 31, 2018, the Company did not recognize any impairment loss on intangible assets. For the year ended December 31, 2019, the Company assessed intangible assets impairment and recognized an impairment loss of $23,073,400, and the recoverable amount of intangible assets was nil. Such impairment loss was recognized in other operating income and expenses.

Computer software is amortized on a straight-line basis over the estimated useful life of 3 years.